UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 20, 2026
Amalgamated Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40136	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Seventh Avenue, New York, New York 10001
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 895-8988
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 20, 2026, Amalgamated Financial Corp. (the "Company") held its Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business of March 26, 2026, the record date of the Annual Meeting, an aggregate of 29,850,261 shares of the Company’s common stock were issued and outstanding.

At the Annual Meeting, of the 29,850,261 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, there were present, in person or by proxy, 28,439,354 shares, representing approximately 95.27% of the total outstanding shares. At the Annual Meeting, the stockholders voted on three proposals, as described in greater detail in the Definitive Proxy Statement and cast their votes as described below.

Proposal 1. At the Meeting, the vote to elect 13 directors to serve until the 2027 Annual Meeting and until their successors are duly elected and qualified was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Lynne P. Fox	27,400,128	317,651	19,159	702,416
Priscilla Sims Brown	27,600,226	110,852	25,860	702,416
Maryann Bruce	27,577,238	140,715	18,985	702,416
Mark A. Finser	27,496,264	221,963	18,711	702,416
Darrell Jackson	27,450,184	264,261	22,493	702,416
Julie Kelly	27,628,735	89,324	18,879	702,416
JoAnn S. Lilek	27,606,872	90,506	39,560	702,416
Meredith Miller	27,419,635	291,785	25,518	702,416
Edgar Romney, Sr.	27,603,718	115,174	18,046	702,416
Julieta Ross	27,565,549	141,721	29,668	702,416
Steven S. SaLoutos	27,623,862	94,233	18,843	702,416
Scott Stoll	27,494,608	223,644	18,686	702,416
Royce “Tony” Wells	27,496,564	224,751	15,623	702,416

Proposal 2. At the Meeting, the vote to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
27,060,223	649,682	27,033	702,416

Proposal 3. At the Meeting, the vote to ratify Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2026, was as follows:

FOR	AGAINST	ABSTAIN
28,268,137	147,851	23,366

Item 9.01    Financial Statements and Exhibits

(d) Exhibits The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

	By:	/s/ Priscilla Sims Brown
	Name:	Priscilla Sims Brown
	Title:	Chief Executive Officer
Date: May 22, 2026

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